UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: May 1, 2007
(Date of earliest event reported)

                    Morgan Stanley Capital I Trust 2007-IQ14
                    ----------------------------------------
                         (Exact name of issuing entity)

                        LaSalle Bank National Association
                        ---------------------------------
               (Exact name of sponsor as specified in its charter)

                      Morgan Stanley Mortgage Capital Inc.
                      ------------------------------------
               (Exact name of sponsor as specified in its charter)

                      Principal Commercial Funding II, LLC
                      ------------------------------------
               (Exact name of sponsor as specified in its charter)

                              Royal Bank of Canada
                              --------------------
               (Exact name of sponsor as specified in its charter)

                    Prudential Mortgage Capital Funding, LLC
                    ----------------------------------------
               (Exact name of sponsor as specified in its charter)

                          Morgan Stanley Capital I Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)



      Delaware               333-130684-32                    13-3291626
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  (State or other         (Commission File No.)              (IRS Employer
  jurisdiction of                                          Identification No.)
   incorporation)

 1585 Broadway, New York, New York                                10036
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(Address of principal executive offices)                        (Zip Code)


Registrant's Telephone Number, including area code  (212) 761-4000
                                                   -----------------------------

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

     On May 30, 2007, a single series of mortgage pass-through certificates, entitled Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, and dated as of May 1, 2007, among Morgan Stanley Capital I Inc., as depositor (the "Registrant"), Capmark Finance Inc., as a master servicer, Prudential Asset Resources, Inc., as a master servicer, Wells Fargo Bank, National Association, as a master servicer, Centerline Servicing Inc., as the special servicer, LaSalle Bank National Association, as paying agent, authenticating agent, certificate registrar and custodian and The Bank of New York Trust Company, National Association, as trustee. The Certificates consist of 33 classes (each, a "Class") of Certificates, 13 of which Classes are designated as the "Class A-1 Certificates," the "Class A-1A Certificates," the "Class A-2 Certificates," the "Class A-2FL Certificates," the "Class A-3 Certificates," the "Class A-AB Certificates," the "Class A-4 Certificates," the "Class A-5FL Certificates," the "Class A-M Certificates," the "Class A-MFL Certificates," the "Class A-J Certificates," the "Class A-JFL Certificates," the "Class B Certificates," (collectively, the "Offered Certificates"); and 20 of which Classes are designated as the "Class X Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class O Certificates," the "Class P Certificates," the "Class Q Certificates," the "Class S Certificates," the "Class EI Certificates," the "Class R-I Certificates," the "Class R-II Certificates" and the "Class R-III Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of 423 commercial or multifamily mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $4,904,869,086. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain Mortgage Loans (the "MSMC Mortgage Loans") were acquired by the Registrant from Morgan Stanley Mortgage Capital Inc. ("MSMC") pursuant to the mortgage loan purchase agreement, dated as of May 1, 2007 (the "MSMC Mortgage Loan Purchase Agreement"), between the Registrant and MSMC. Certain Mortgage Loans (the "LaSalle Mortgage Loans") were acquired by the Registrant from LaSalle Bank National Association ("LaSalle") pursuant to the mortgage loan purchase agreement, dated as of May 1, 2007 (the "LaSalle Mortgage Loan Purchase Agreement"), between the Registrant and LaSalle. Certain Mortgage Loans (the "PCFII Mortgage Loans") were acquired by the Registrant from Principal Commercial Funding II, LLC ("PCFII") pursuant to the mortgage loan purchase agreement, dated as of May 1, 2007 (the "PCFII Mortgage Loan Purchase Agreement"), between the Registrant and PCFII. Certain Mortgage Loans (the "RBC Mortgage Loans") were acquired by the Registrant from Royal Bank of Canada ("RBC") pursuant to the mortgage loan purchase agreement, dated as of May 1, 2007 (the "RBC Mortgage Loan Purchase Agreement"), between the Registrant and RBC. Certain Mortgage Loans (the "Prudential Mortgage Loans") were acquired by the Registrant from Prudential Mortgage Capital Funding, LLC ("Prudential") pursuant to the mortgage loan purchase agreement, dated as of May 1, 2007 (the "Prudential Mortgage Loan Purchase Agreement"), between the Registrant and Prudential. Certain Mortgage Loans (the "Wells Fargo Mortgage Loans") were acquired by the Registrant from Wells Fargo Bank, National Association ("Wells Fargo") pursuant to the mortgage loan purchase agreement, dated as of May 1, 2007 (the "Wells Fargo Mortgage Loan Purchase Agreement"), between the Registrant and Wells Fargo. Certain Mortgage Loans (the "NatCity Mortgage Loans") were acquired by the Registrant from National City Bank ("NatCity") pursuant to the mortgage loan purchase agreement, dated as of May 1, 2007 (the "NatCity Mortgage Loan Purchase Agreement"), between the Registrant and NatCity. The source of funds for payment of the purchase price for the Mortgage Loans paid by the Registrant to MSMC, LaSalle, PCFII, RBC, Prudential, Wells Fargo and NatCity, was derived from the sale of Certificates by the Registrant to Morgan Stanley & Co. Incorporated ("MS&Co."), LaSalle Financial Services, Inc., Goldman, Sachs & Co., Greenwich Capital Markets, Inc. (except with respect to the Class A-2 Certificates), Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (together, the "Underwriters") pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated May 18, 2007, among the Registrant and the Underwriters (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated May 18, 2007, among the Registrant and MS&Co. (pertaining to the Private Certificates, which were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act). The net proceeds of the sale of the Private Certificates were applied to the purchase of the Mortgage Loans from MSMC, LaSalle, PCFII, RBC, Prudential, Wells Fargo and NatCity. On May 30 2007, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling and Servicing Agreement. The consideration received by the Registrant in exchange for the transfer of such Mortgage Loans consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated May 18, 2007, supplementing the Prospectus, dated February 6, 2007, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5).

     Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

ITEM 9.01. Financial Statements and Exhibits.

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits

------------------------- ------------------------------------------------------
Item 601(a) of
Regulation S-K
Exhibit No.               Description
------------------------- ------------------------------------------------------

(1.1) Underwriting Agreement, dated May 18, 2007, among Morgan Stanley & Co. Incorporated, LaSalle Financial Services, Inc., Goldman, Sachs & Co., Greenwich Capital Markets, Inc. (except with respect to the Class A-2 Certificates), Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation.
------------------------- ------------------------------------------------------
(4.1) Pooling and Servicing Agreement, dated May 1, 2007, among Morgan Stanley Capital I Inc., as depositor, Capmark Finance Inc., as a master servicer, Prudential Asset Resource, Inc., as a master servicer, Wells Fargo Bank, National Association, as a master servicer, Centerline Servicing Inc., as the special servicer, LaSalle Bank National Association, as paying agent, authenticating agent, certificate registrar and custodian and The Bank of New York Trust Company, National Association, as trustee.
------------------------- ------------------------------------------------------
(99.1) Mortgage Loan Purchase Agreement, dated as of May 1, 2007, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Inc.
------------------------- ------------------------------------------------------
(99.2) Mortgage Loan Purchase Agreement, dated as of May 1, 2007, between Morgan Stanley Capital I Inc. and LaSalle Bank National Association.
------------------------- ------------------------------------------------------
(99.3) Mortgage Loan Purchase Agreement, dated as of May 1, 2007, between Morgan Stanley Capital I Inc. and Principal Commercial Funding II, LLC.
------------------------- ------------------------------------------------------
(99.4) Mortgage Loan Purchase Agreement, dated as of May 1, 2007, between Morgan Stanley Capital I Inc. and Royal Bank of Canada.

------------------------- ------------------------------------------------------
(99.5) Mortgage Loan Purchase Agreement, dated as of May 1, 2007, between Morgan Stanley Capital I Inc. and Prudential Mortgage Capital Funding, LLC.

------------------------- ------------------------------------------------------
(99.6) Mortgage Loan Purchase Agreement, dated as of May 1, 2007, between Morgan Stanley Capital I Inc. and Wells Fargo Bank, National Association.

------------------------- ------------------------------------------------------
(99.7) Mortgage Loan Purchase Agreement, dated as of May 1, 2007, between Morgan Stanley Capital I Inc. and National City Bank.

------------------------- ------------------------------------------------------
(99.8) Primary Servicing Agreement, dated May 1, 2007 (the "Wachovia Primary Servicing Agreement"), between Wells Fargo Bank, National Association and Wachovia Bank, National Association.

------------------------- ------------------------------------------------------
(99.9) Primary Servicing Agreement, dated May 1, 2007 (the "Principal Primary Servicing Agreement"), between Capmark Finance Inc. and Principal Global Investors, LLC.

------------------------- ------------------------------------------------------
(99.10) Primary Servicing Agreement, dated May 1, 2007 (the "Capstone Primary Servicing Agreement"), between Wells Fargo Bank, National Association and Capstone Realty Advisors, LLC.

------------------------- ------------------------------------------------------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MORGAN STANLEY CAPITAL I INC.

Date: May 30, 2007


                                           By: //S// Anthony Sfarra
                                           ------------------------
                                           Name: Anthony Sfarra
                                           Title: Executive Director

                                  Exhibit Index


Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit  No.      Description                                     Electronic (E)
--------------    -----------                                     --------------

1.1               Underwriting Agreement                          E

4.1               Pooling and Servicing Agreement                 E

99.1              MSMC Mortgage Loan Purchase Agreement           E

99.2              LaSalle Mortgage Loan Purchase Agreement        E

99.3              PCFII Mortgage Loan Purchase Agreement          E

99.4              RBC Mortgage Loan Purchase Agreement            E

99.5              Prudential Mortgage Loan Purchase Agreement     E

99.6              Wells Fargo Mortgage Loan Purchase Agreement    E

99.7              NatCity Mortgage Loan Purchase Agreement        E

99.8              Wachovia Primary Servicing Agreement            E

99.9              Principal Primary Servicing Agreement           E

99.10             Capstone Primary Servicing Agreement            E